-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): March 12, 1999


           LEHMAN ABS CORPORATION, (as depositor under the Sale and Servicing Agreement, dated as of March 1, 1999)

                            LEHMAN ABS CORPORATION
            (Exact name of registrant as specified in its charter)
            -------------------------------------------------------


         Delaware                       333-39649          13-3447441
--------------------------------      -------------    -------------------
(State or Other Jurisdiction of        (Commission      (I.R.S. Employer
       Incorporation)                  File Number)     Identification No.)

                         Three World Financial Center
                               200 Vesey Street
                           New York, New York 10022
                    --------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)


       Registrant's telephone number, including area code (212) 526-7000

-------------------------------------------------------------------------------

Item 5.      Other Events.

Filing of MBIA Insurance Corporation Insurance Policy

         Reference is made to the Champion Home Equity Loan Trust 1999-1, Home Equity Loan Asset-Backed Notes, Series 1999-1, Class A Notes, issued pursuant to an indenture, dated as of March 1, 1999 between the Champion Home Equity Loan Trust 1999-1 (the "Trust") and Harris Trust and Savings Bank, as Indenture Trustee. Principal payments and accrued and unpaid interest due on the Class A Notes will be unconditionally and irrevocably guaranteed by a policy issued by MBIA Insurance Corporation (the "MBIA Policy").

         The Registrant is filing a form of the MBIA Policy in connection with the Class A Notes. The form of MBIA Policy is attached hereto as Exhibit 1.

Item 7.      Financial Statements and Exhibits.

Information and Exhibits.

(a)      Financial Statements of businesses acquired.

         Not applicable.

(b)      Pro Forma financial information.

         Not applicable.

(c)      Exhibit No.         Description

                1            Form of MBIA Policy

               25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference herein).

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LEHMAN ABS CORPORATION



                                      By: /s/ Samir A. Tabet
                                          ----------------------
                                          Name:  Samir A. Tabet
                                          Title:  Senior Vice-President



Dated:  March 17, 1999

                                 Exhibit Index

Exhibit                                                                Page

1        Form of MBIA Policy.........................................   5

25       Form T-1....................................................  11

                        Exhibit 1: Form of MBIA Policy

          [Date]


                                                                Policy No. [ ]


Re: CHAMPION HOME EQUITY LOAN TRUST 1999-1 (the "Trust"), Class A Notes (the "Class A Notes") and the Senior Interest Participation (the "Senior Interest Participation")


Insured Obligation:           Obligation  of  the  Trust  to  pay up to $[ ]in
                              aggregate principal amount of the Class ANotes, plus accrued and unpaid interest on the Class A
                              Notes and the Senior Interest Participation


Beneficiary:                  Harris Trust and Savings Bank and its  permitted
                              successors and assigns, as Indenture Trustee of the Trust



     For consideration received, MBIA INSURANCE CORPORATION ("MBIA"), hereby unconditionally and irrevocably guarantees to the Beneficiary, payment of the Insured Obligation, subject to the terms of this policy (the "Policy"). MBIA agrees to pay to the Beneficiary an amount (the "Payment Amount") equal to the sum of:


               (a) on any Distribution Date, the amount by which the aggregate of the [Interest Distributions] with respect to the Class A Notes and the Senior Interest Participation for such Distribution Date exceeds the amount on deposit in the Distribution Account available to be distributed therefor (excluding Insured Payments) on such Distribution Date pursuant to [Section 5.01(a)(2)] of the Sale and Servicing Agreement (as defined herein), plus


               (b) on any Distribution Date other than the Final Scheduled Distribution Date, the amount by which the Class APrincipal Balance as of such Distribution Date (after taking into account distributions (excluding Insured Payments) allocable to principal on such Distribution Date pursuant to [Sections 5.01(a)(3) and 5.01(a)(5)] of the Sale and Servicing Agreement) exceeds the Pool Principal Balance at the end of the related Due Period;

               (c) on the Final Scheduled Distribution Date, an amount equal to the Class APrincipal Balance (after taking into account distributions (excluding Insured Payments) allocable to principal on such Distribution Date).

     (the amount set forth in (a), the "Guaranteed Interest Payment Amount") and (the sum of the amounts set forth in (b) and (c) the "Guaranteed Principal Payment Amount").


     If a payment of the Insured Obligation is voided (a "Preference Event") under any applicable bankruptcy, insolvency, receivership or similar law in an Insolvency Proceeding, and, as a result of such a Preference Event, the Beneficiary is required to return such voided payment, or any portion of such voided payment, made in respect of the Class A Notes or the Senior Interest Participation (an "Avoided Payment"), MBIA will pay on the guarantee described in the first paragraph hereof, an amount equal to such Avoided Payment, irrevocably, absolutely and unconditionally and without the assertion of any defenses to payment, including fraud in inducement or fact or any other circumstances that would have the effect of discharging a surety in law or in equity, upon receipt by the Fiscal Agent from the Beneficiary of (w) a certified copy of a final order of a court exercising jurisdiction in such Insolvency Proceeding to the effect that the Beneficiary is required to return any such payment or portion thereof prior to the Termination Date (as defined below) of this Policy because such payment was voided under applicable law, with respect to which order the appeal period has expired without an appeal having been filed (the "Final Order"), (x) an opinion of counsel satisfactory to MBIA that such order is final and not subject to appeal, (y) an assignment, in form reasonably satisfactory to Mbia, irrevocably assigning to MBIA all rights and claims of such Beneficiary relating to or arising under such Avoided Payment and (z) a Notice for Payment in the form of Exhibit A hereto appropriately completed and executed by the Beneficiary. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Beneficiary directly (unless a Holder has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order in which case such payment shall be disbursed to the Beneficiary for distribution to such Holder upon proof of such payment reasonably satisfactory to MBIA).

     Notwithstanding the foregoing, in no event shall MBIA be obligated to make any payment in respect of any Avoided Payment, which payment represents a payment of the principal amount of the Class A Notes, prior to the time MBIA would have been required to make a payment in respect of such principal pursuant to the first paragraph of this Policy.

     MBIA shall make payments due in respect of Avoided Payments prior to 1:00 p.m. New York City time on the Business Day following the Fiscal Agent's receipt of the documents required under clauses (w) through (z) of the second preceding paragraph. Any such documents received by the Fiscal Agent after 12:00 p.m. New York City time on any Business Day or on any day that is not a Business Day shall be deemed to have been received by the Fiscal Agent prior to 12:00 p.m. on the next succeeding Business Day. All payments made by MBIA hereunder in respect of Avoided Payments will be made with MBIA's own funds.

     In no event shall MBIA be obligated to make any payments in respect of principal on the Class A Notes pursuant to any Notice for Payment (as defined below) presented hereunder in an amount in excess of $[ ] less the sum of all amounts theretofore paid in respect of principal on the Class A Notes pursuant to all Notices for Payment hereunder.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Sale and Servicing Agreement, dated as of March 1, 1999, by and among Lehman ABS Corporation, as Depositor, Champion Mortgage Co., Inc., as Seller and as Servicer, the Trust and Harris Trust and Savings Bank, as Indenture Trustee (the "Sale and Servicing Agreement").

     "Insolvency Proceeding" means the commencement, after the date hereof, of any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings by or against the Seller, the Servicer, the Depositor or the Trust, or the commencement, after the date hereof, of any proceedings by or against the Seller, the Servicer, the Depositor or the Trust, for the winding up or liquidation of its affairs, or the consent after the date hereof to the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings of or relating to the Seller, the Servicer, the Depositor or the Trust.

     MBIA will pay or cause to be paid to the Beneficiary, irrevocably and unconditionally and without the prior assertion of any defenses to payment, including fraud in inducement or fact, the amount demanded in a Notice for Payment (as defined below), not to exceed the Payment Amount on the Distribution Date relating to such Notice for Payment, in immediately available funds on the later of (a) 12:00 p.m. New York City time on the Distribution Date and, (b) 12:00 p.m. New York City time on the third Business Day next succeeding presentation to State Street Bank and Trust Company, N.A., as Fiscal Agent for MBIA or any successor fiscal agent appointed by MBIA (the "Fiscal Agent") (as hereinafter provided) of a notice for payment in the form of Exhibit A hereto ("Notice for Payment"), appropriately completed and executed by the Beneficiary.

     A Notice for Payment under this Policy must be received by the Fiscal Agent by 12:00 p.m. New York City time on any Business Day by (a) delivery of the original Notice for Payment to the Fiscal Agent at its address set forth below, or (b) facsimile transmission of the original Notice for Payment to the Fiscal Agent at its facsimile number set forth below. If presentation is made by facsimile transmission, the Beneficiary shall (i) simultaneously confirm transmission by telephone to the Fiscal Agent at its telephone number set forth below, and (ii) as soon as reasonably practicable, deliver the original Notice for Payment to the Fiscal Agent at its address set forth below. Any Notice for Payment received by the Fiscal Agent after 12:00 p.m. New York City time, on a Business Day, or on any day that is not a Business Day, will be deemed to be received by the Fiscal Agent at 9:00 a.m., New York City time, on the next succeeding Business Day.

     If any Notice for Payment received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making a claim hereunder, it shall be deemed not to have been received by the Fiscal Agent, and MBIA or the Fiscal Agent, as the case may be, shall promptly so advise the Indenture Trustee, and the Indenture Trustee may submit an amended Notice for Payment.

     The Fiscal Agent is the agent of MBIA only, and the Fiscal Agent shall in no event be liable to the Holders for any acts of the Fiscal Agent or any failure of MBIA to deposit or cause to be deposited sufficient funds to make payments due under this Policy.

     MBIA shall be subrogated to the rights of each Holder to receive payments under the Class A Notes and the Senior Interest Participation to the extent of any payment by MBIA hereunder.

     Mbia hereby waives and agrees not to assert any and all rights to require the Beneficiary to make demand on or to proceed against any person, party or security prior to demanding payment under this Policy.

     No defenses, set-offs and counterclaims of any kind available to Mbia so as to deny payment of any amount due in respect of this Policy will be valid and Mbia hereby waives and agrees not to assert any and all such defenses, set-offs and counterclaims, including, without limitation, any such rights acquired by subrogation, assignment or otherwise. Any rights of subrogation acquired by MBIA as a result of any payment made under this Policy shall, in all respects, be subordinate and junior in right of payment to the prior indefeasible payment in full of all amounts due the Indenture Trustee on account of payments due under the Class A Notes and the Senior Interest Participation.

     This Policy is neither transferable nor assignable, except in whole, but not in part, to a successor Indenture Trustee duly appointed and qualified under the Sale and Servicing Agreement. Such transfer and assignment shall be effective upon receipt by Mbia of a copy of the instrument effecting such transfer and assignment signed by the transferor and by the transferee, and a certificate, properly completed and signed by the transferor and the transferee, in the form of Exhibit B hereto (which shall be conclusive evidence of such transfer and assignment), and, in such case, the transferee instead of the transferor shall, without the necessity of further action, be entitled to all the benefits of and rights under this Policy in the transferor's place, provided that, in such case, the Notice for Payment presented hereunder shall be a certificate of the transferee and shall be signed by one who states therein that he is a duly authorized officer of the transferee.

     All notices, presentations, transmissions, deliveries and communications made by the Beneficiary to Mbia with respect to this Policy shall specifically refer to the number of this Policy and shall be made to Mbia at:

                   MBIA Insurance Corporation
                   113 King Street
                   Armonk, N.Y. 10504
                   Attention: Insured Portfolio Management, Structured Finance
                   Telephone: (914) 273-4949
                   Facsimile: (914) 765-3163

     or such other address, officer, telephone number or facsimile number as Mbia may designate to the Beneficiary in writing from time to time. Each such notice, presentation, delivery and communication shall be effective only upon actual receipt by Mbia.

     Any notice hereunder delivered to the Fiscal Agent of MBIA may be made at the address listed below for the Fiscal Agent of MBIA or such other address as MBIA shall specify in writing to the Indenture Trustee.

     The notice address of the Fiscal Agent is 61 Broadway, 15th Floor, New York, New York 10006 Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Indenture Trustee in writing.

     The obligations of Mbia under this Policy are irrevocable, primary, absolute and unconditional (except as expressly provided herein) and neither the failure of the Beneficiary, the Seller, the Servicer, the Depositor, the Trust or any other person to perform any covenant or obligation in favor of Mbia (or otherwise), nor the failure or omission to make a demand permitted hereunder, nor the commencement of any bankruptcy, debtor or other insolvency proceeding by or against the Beneficiary, the Seller, the Servicer, the
Depositor, the Trust or any other person shall in any way affect or limit MBIA's obligations under this Policy. If an action or proceeding to enforce this Policy is brought, the Beneficiary shall be entitled to recover from MBIA costs and expenses reasonably incurred, including without limitation reasonable fees and expenses of counsel.

     There shall be no acceleration payment due under this Policy unless such acceleration is at the sole option of Mbia.

     This Policy and the obligations of Mbia hereunder shall terminate upon the date (the "Termination Date") which is one year and one day following the earliest to occur of: (i) the Distribution Date occurring in [ ], (ii) the Business Day following the date MBIA receives written notice from the Seller terminating this Policy as a result of (a) a downgrade of its claims paying ability rating by any Rating Agency which results in a downgrading of the Class A Notes or the Senior Interest Participation or (b) the occurrence of a Certificate Insurer Default, provided, however, that no termination under this clause (ii) shall be effective until (I) all amounts owed to MBIA under the Insurance Agreement on the date such written notice is received by MBIA are paid in full in cash and (II) the original of this Policy is received by MBIA and (iii) the Distribution Date upon which final distribution on the Class A Notes and the Senior Interest Participation is made; provided that, if an Insolvency Proceeding is existing by or against the Trust, the Seller, the Servicer or the Depositor during such one year and one day period, then this Policy and Mbia's obligations hereunder shall terminate on the date of the conclusion or dismissal of such Insolvency Proceeding without continuing jurisdiction by the court in such Insolvency Proceeding; provided further that this Policy shall not terminate prior to the date on which Mbia has made all payments required to be made under the terms of this Policy in respect of such Avoided Payments.

     This Policy shall be returned to Mbia upon the expiration of its term.

     This Policy is not covered by the property/casualty insurance fund specified in Article Seventy-six of the New York State insurance law.

     This Policy sets forth in full the undertaking of Mbia, and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment to any other agreement or instrument, or by the merger, consolidation or dissolution of the Trust or any other Person and may not be canceled or revoked prior to the time it is terminated in accordance with the express terms hereof.

     THIS POLICY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, Mbia has caused this Policy to be executed on the date first written above.


                                   MBIA INSURANCE CORPORATION



                                   By
                                      ---------------------------------------

                                                         Exhibit 25: Form T-1.


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM T-1

                           Statement of Eligibility
                     Under the Trust Indenture Act of 1939
                 of a Corporation Designated to Act as Trustee

               Check if an Application to Determine Eligibility of a Trustee Pursuant to Section 305(b)(2) ______

                         HARRIS TRUST AND SAVINGS BANK
                               (Name of Trustee)

      Illinois                                       36-1194448
(State of Incorporation)                  (I.R.S. Employer Identification No.)

                111 West Monroe Street, Chicago, Illinois 60603
                   (Address of principal executive offices)

               Keith Richardson, Harris Trust and Savings Bank,
               311 West Monroe Street, Chicago, Illinois, 60606
                   312-461-2647 phone 312-461-3525 facsimile
          (Name, address and telephone number for agent for service)

                    Champion Home Equity Loan Trust 1999-1
                                 (Note Issuer)

     Delaware                                     Applied For
(State of Incorporation)                  (I.R.S. Employer Identification No.)

                        Champion Mortgage Company, Inc.
                            20 Waterview Boulevard
                             Parsippany, NJ 07054
                   (Address of principal executive offices)


                      Home Equity Loan Asset-Backed Notes
                        (Title of indenture securities)

1. GENERAL INFORMATION. Furnish the following information as to the Trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

                  Commissioner of Banks and Trust Companies, State of Illinois, Springfield, Illinois; Chicago Clearing House Association, 164 West Jackson Boulevard, Chicago, Illinois; Federal Deposit Insurance Corporation, Washington, D.C.; The Board of Governors of the Federal Reserve System, Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                  Harris Trust and Savings Bank is authorized to exercise corporate trust powers.

2. AFFILIATIONS WITH OBLIGOR. If the Obligor is an affiliate of the Trustee, describe each such affiliation.

                  The Obligor is not an affiliate of the Trustee.

3. through 15.

                  NO RESPONSE NECESSARY

16.      LIST OF EXHIBITS.

         1. A copy of the articles of association of the Trustee as now in effect which includes the authority of the trustee to commence business and to exercise corporate trust powers.

              A copy of the Certificate of Merger dated April 1, 1972 between Harris Trust and Savings Bank, HTS Bank and Harris Bankcorp, Inc. which constitutes the articles of association of the Trustee as now in effect and includes the authority of the Trustee to commence business and to exercise corporate trust powers was filed in connection with the Registration Statement of Louisville Gas and Electric Company, File No. 2-44295, and is incorporated herein by reference.

         2.   A copy of the existing by-laws of the Trustee.

              A copy of the existing by-laws of the Trustee was filed in connection with the Registration Statement of Commercial Federal Corporation, File No. 333-20711, and is incorporated herein by reference.

         3. The consents of the Trustee required by Section 321(b) of the Act.

                  (included as Exhibit A on page 2 of this statement)

         4. A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                  (included as Exhibit B on page 3 of this statement)

                                   SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HARRIS TRUST AND SAVINGS BANK, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 16th day of March, 1999.

HARRIS TRUST AND SAVINGS BANK


By: /s/ Keith Richardson
    ----------------------------
        Keith Richardson
        Assistant Vice President

EXHIBIT A

The consents of the trustee required by Section 321(b) of the Act.

Harris Trust and Savings Bank, as the Trustee herein named, hereby consents that reports of examinations of said trustee by Federal and State authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

HARRIS TRUST AND SAVINGS BANK


By:  /s/ Keith Richardson
    -------------------------
     Keith Richardson
     Assistant Vice President

EXHIBIT B
Attached is a true and correct copy of the statement of condition of Harris Trust and Savings Bank as of September 30, 1998, as published in accordance with a call made by the State Banking Authority and by the Federal Reserve Bank of the Seventh Reserve District.

                          [LOGO OMITTED] HARRIS BANK

                         Harris Trust and Savings Bank
                            111 West Monroe Street
                            Chicago, Illinois 60603

of Chicago, Illinois, And Foreign and Domestic Subsidiaries, at the close of business on September 30, 1998, a state banking institution organized and operating under the banking laws of this State and a member of the Federal Reserve System. Published in accordance with a call made by the Commissioner of Banks and Trust Companies of the State of Illinois and by the Federal Reserve Bank of this District.

                                          Bank's Transit Number 71000288

                                                                                                       THOUSANDS
                                       ASSETS                                                          OF DOLLARS

Cash and balances due from depository institutions:
              Non-interest bearing balances and currency and                                          $1,097,714
coin..................................
              Interest bearing                                                                          $213,712
balances...................................................................
Securities:................................................................
a.  Held-to-maturity securities                                                                               $0
b.  Available-for-sale securities                                                                     $5,036,734
Federal funds sold and securities purchased under agreements to resell                                   $48,950
Loans and lease financing receivables:
Loans and leases, net of unearned income...................................     $9,111,098
LESS:  Allowance for loan and lease losses.................................       $104,900
                                                                                ----------

Loans and leases, net of unearned income, allowance, and reserve
(item 4.a minus 4.b).......................................................                           $9,006,198
Assets held in trading
accounts...................................................................                             $202,008
Premises and fixed assets (including capitalized
leases)...............................................                                                  $245,290
Other real estate
owned......................................................................                                 $365
Investments in unconsolidated subsidiaries and associated
companies..............................                                                                      $41
Customer's liability to this bank on acceptances
outstanding........................................                                                      $34,997
Intangible                                                                                              $260,477
assets....................................................................
Other                                                                                                 $1,148,163
assets....................................................................
                                                                                                   ---------------

TOTAL ASSETS                                                                                         $17,294,649
                                                                                                   ===============


                                         LIABILITIES
Deposits:
In domestic                                                                                           $9,467,895
offices...................................................................
Non-interest                                                                                          $2,787,471
bearing...................................................................
Interest                                                                                              $6,680,424
bearing...................................................................
In foreign offices, Edge and Agreement subsidiaries, and
IBF's.....................................................................                            $1,268,759
Non-interest                                                                                             $23,329
bearing...................................................................
Interest                                                                                              $1,245,430
bearing...................................................................
Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBF's:
Federal funds purchased & securities sold under agreements to repurchase ...............................................................
                                                                                                      $3,118,548
Trading Liabilities                                                                                      110,858
Other borrowed
money:.....................................................................                           $1,202,050
a.  With remaining maturity of one year or less                                                               $0
b.  With remaining maturity of more than one year
Bank's liability on acceptances executed and outstanding                                                 $34,997
Subordinated notes and
debentures.................................................................                             $225,000
Other                                                                                                   $530,224
liabilities................................................................
                                                                                                 =================

TOTAL LIABILITIES                                                                                    $15,958,331
                                                                                                 =================

                                       EQUITY CAPITAL
Common stock..............................................................                              $100,000
Surplus...................................................................                              $604,834
a.  Undivided profits and capital reserves................................                              $580,271
b.  Net unrealized holding gains (losses) on available-for-sale securities                               $51,213
                                                                                                 ------------------

TOTAL EQUITY CAPITAL                                                                                  $1,336,318
                                                                                                 ==================
Total liabilities, limited-life preferred stock, and equity
capital...................................................................                           $17,294,649
                                                                                                 ===================

     I, Pamela Piarowski, Vice President of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                               PAMELA PIAROWSKI
                                   10/29/98

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and, to the best of our knowledge and belief, has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and the Commissioner of Banks and Trust Companies of the State of Illinois and is true and correct.

                  EDWARD W. LYMAN,
                  ALAN G. McNALLY,
                  CHARLES SHAW
                                                       Directors.